UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio		44052
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2004, Registrant mailed out a report to its shareholders announcing its results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2004, unaudited. The report is attached as Exhibit No. 99 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 25, 2004, Registrant mailed out a report to its shareholders announcing its results of operations and financial condition for and as of, respectively, the three and nine month periods ended September 30, 2004, unaudited. The report is attached as Exhibit No. 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description
99	Report to shareholders dated October 25, 2004 announcing Registrant’s results of operations and financial condition for and as of the fiscal periods ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

LNB BANCORP, INC.
Date: October 25, 2004	By:	/s/ Terry M. White
Terry M. White
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99	Report to shareholders dated October 25, 2004 announcing Registrant’s results of operations and financial condition for and as of the fiscal periods ended September 30, 2004